UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2019

Proto Labs, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-35435	41-1939628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5540 Pioneer Creek Drive Maple Plain, Minnesota	55359
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(763) 479-3680

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	PRLB	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2019, Proto Labs, Inc. (the “Company”) entered into a Transition and Separation Agreement (the “Agreement”) with David M. Fein, the Chief Revenue Officer of the Company. Pursuant to the Agreement, Mr. Fein’s employment with the Company will terminate effective as of May 31, 2019. Mr. Fein intends to continue to serve in his current capacity and assist with the transition until the effective date of the termination of his employment with the Company. Mr. Fein will continue to receive the same base compensation and employee benefits during such transition period as he received before entering into the Agreement.

Under the Agreement, subject to certain conditions:

●

The Company will pay to Mr. Fein an amount equal to one times his annual salary in 12 monthly payments through regularly scheduled payroll periods in accordance with the Company’s regular payroll cycle;

●	The Company will pay to Mr. Fein an amount equal to $45,000 in a lump sum;

●	The Company will pay its share of the premiums due for Mr. Fein and his eligible dependents for 12 months of coverage under COBRA; and

●

A pro rata portion of the time-based equity awards set forth in Exhibit A to the Agreement that were otherwise scheduled to vest on February 13, 2020 (subject to Mr. Fein remaining employed through such date) shall vest effective as of the effective date of the termination of Mr. Fein’s employment with the Company.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 hereto, and the terms of which are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Transition and Separation Agreement, dated May 8, 2019, by and between Proto Labs, Inc. and David M. Fein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTO LABS, INC.

Date: May 14, 2019	/s/ John A. Way
John A. Way
Chief Financial Officer